SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 17, 2002

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771 (Commission File Number)	95-3630868 (I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.
SIGNATURE

FORM 8-K

Item 5. Other Events.

Stock Price Established July 2002

     On July 12, 2002, the Board of Directors of Science Applications International Corporation (SAIC) established the price of SAIC’s Class A Common Stock at $33.03. Pursuant to SAIC’s Certificate of Incorporation, the price applicable to shares of Class B Common Stock is equal to twenty times the price of the Class A Common Stock.

     The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula and valuation input from an independent appraisal firm. The following tables set forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.

					"W" or	Price	Price
		"E" or	"W1" or		Weighted	Per Share	Per Share	Percentage
	Market	Stockholders'	Shares	"P" or	Avg. Shares	of Class A	of Class B	Price
Date	Factor	Equity(1)	Outstanding(2)	Earnings(3)	Outstanding(4)	Common Stock	Common Stock	Change(5)

July 12, 2002	2.60	$2,483,464,000	215,331,807	$319,724,000	218,864,381	$33.03	$660.60	(0.1%)
April 12, 2002	2.90	$2,455,657,000	215,804,158	$297,660,000	225,382,561	$33.06	$661.20	0.3%
January 11, 2002	2.90	$2,711,163,000	222,177,263	$292,044,000	231,029,621	$32.95	$659.00	2.1%
October 12, 2001	2.90	$2,916,237,000	230,102,050	$283,936,000	237,824,353	$32.27	$645.40	2.9%

(1)	“E” or Stockholders’ Equity = the stockholders’ equity at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur, adjusted to reflect the value of publicly traded equity securities classified as investments in marketable securities, as well as the profit or loss impact, if any, on stockholders’ equity arising from investment activities, non-recurring gains or losses on sales of business units, subsidiary common stock, or similar transactions closed, as of the valuation date.

(2)	“W1” or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3)	“P” or Earnings = operating income for the four fiscal quarters immediately preceding the price determination, net of taxes, excluding investment activities, losses on impaired intangible assets, non-recurring gains or losses on sales of business units, subsidiary common stock and similar items, and including equity in the income or loss of unconsolidated affiliates and the minority interest in income or loss of consolidated subsidiaries. The aggregate amount of these items on a pre-tax basis is disclosed as “segment operating income” in SAIC’s consolidated quarterly and annual financial statements filed with the Securities and Exchange Commission.

(4)	“W” or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by SAIC in computing diluted earnings per share.

(5)	Value shown represents the percentage change in the price per share of Class A Common Stock from the prior quarterly valuation.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: July 17, 2002	By	/s/	DOUGLAS E. SCOTT

DOUGLAS E. SCOTT
	Its:		Senior Vice President and General Counsel

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